[Logo] Transocean

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

NO UNAUTHORIZED PUBLICATION OR USE. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

CLIENT CONTRACT DURATION AND DAYRATES AND RISKS ASSOCIATED WITH OPERATIONS. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc.

Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

NEW FLEET CLASSIFICATION. Transocean Inc. has created a new rig classification to its listing of semisubmersible rigs and drillships to better reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The new rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The previous category entitled "Mid-water Fleet" has been renamed "Other Floaters," which represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

This report does not include contract status information for the fleet of TODCO, a publicly traded company in which Transocean owns a majority voting interest.

[TRANSOCEAN LOGO]                                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated: September 24, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-------------------------
DYNAMICALLY POSITIONED *
-------------------------        FLOATER    YR. ENTERED(1)    WATER        DRILLING
RIG TYPE/NAME                      TYPE        SERVICE     DEPTH (FT.)      DEPTH          LOCATION             CLIENT
                                 -------    -------------- -----------   ------------  ----------------  -------------------
HIGH SPECIFICATION FLOATERS:
5TH GENERATION DEEPWATER (13)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Discoverer Deep Seas               ship  *      2001        10,000         35,000           USGOM          ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Discoverer Enterprise              ship  *      1999        10,000         35,000           USGOM                BP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            USGOM                BP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Discoverer Spirit                  ship  *      2000        10,000         35,000           USGOM              Unocal
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Discovery                ship  *      2000        10,000         30,000          Nigeria         ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Nigeria           ExxonMobil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Frontier                 ship  *      1999        10,000         30,000          Brazil            Petrobras
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Millennium               ship  *      1999        10,000         30,000           USGOM            Kerr-McGee
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            USGOM            Kerr-McGee
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            USGOM             ANADARKO
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Pathfinder               ship  *      1998        10,000         30,000           USGOM             PIONEER
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Expedition (9)           ship  *      1999        10,000         30,000          Brazil            Petrobras
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Horizon                  semi  *      2001        10,000         30,000           USGOM                BP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Cajun Express                      semi  *      2001        8,500          25,000           USGOM             Dominion
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            USGOM             Dominion
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            USGOM             Dominion
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Nautilus (4)             semi         2000        8,000          30,000           USGOM              Shell
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco Energy                       semi  *      2001        7,500          25,000          Nigeria         ChevronTexaco
---------------------------------           -------------- -----------   ------------                    -------------------
Sedco Express (9)                  semi  *      2001        7,500          25,000          Brazil            Petrobras
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Brazil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Angola                BP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Other Deepwater (15)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Deepwater Navigator                ship  *      2000        7,200          25,000          Brazil            PETROBRAS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Discoverer 534                     ship  *    1975/1991     7,000          25,000           India             Reliance
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Discoverer Seven Seas              ship  *    1976/1997     7,000          25,000           India               ONGC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Marianas                semi         1998        7,000          25,000           USGOM              Nexen
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 707 (9)                      semi  *    1976/1997     6,500          25,000          Brazil            Petrobras
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Jack Bates (9)                     semi       1986/1997     5,400          30,000          Enroute
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Australia            Santos
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Australia           Woodside
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Peregrine I (5)                    ship  *      1996        5,280          25,000          Brazil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 709                          semi  *    1977/1999     5,000          25,000          Nigeria             Shell
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Nigeria
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
M.G. Hulme, Jr.(6)                 semi       1983/1996     5,000          25,000          Nigeria             Total
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Richardson              semi         1988        5,000          25,000        Ivory Coast            CNR
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Jim Cunningham(11)                 semi       1982/1995     4,600          25,000           Egypt           British Gas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 710 (9)                      semi  *      1983        4,500          25,000          Brazil            Petrobras
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Rather                  semi         1988        4,500          25,000          Angola
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Leader(10)              semi       1987/1997     4,500          25,000          Norway
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Norway             Statoil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sovereign Explorer                 semi         1984        4,500          25,000         Trinidad          British Gas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Venezuela           Statoil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Trinidad          British Gas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Other High Specification (4)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Henry Goodrich                     semi         1985        2,000          30,000         E. Canada          Terra Nova
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Paul B. Loyd, Jr.                  semi         1987        2,000          25,000           UKNS                 BP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS                 BP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Arctic                  semi         1986        1,650          25,000            NNS              Statoil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Polar Pioneer                      semi         1985        1,500          25,000            NNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                             NNS            Norsk Hydro
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                             NNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                             NNS              Statoil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------


-------------------------             CURRENT
DYNAMICALLY POSITIONED *              CONTRACT                                                    CURRENT           PREVIOUS
-------------------------            START/IDLE                  ESTIMATED (2)                    CONTRACT          CONTRACT
RIG TYPE/NAME                           DATE                      EXPIRATION                     DAYRATE(3)        DAYRATE(3)
                                   -------------   -----------------------------------------   --------------    --------------
HIGH SPECIFICATION FLOATERS:
5TH GENERATION DEEPWATER (13)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Discoverer Deep Seas                     Jan-01                                      Jan-06         $205,000               N/A
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Discoverer Enterprise                    Dec-99                                      Dec-04         $198,600               N/A
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Dec-04                                      Dec-07         $182,500          $198,600
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Discoverer Spirit                        Sep-00                                      Sep-05         $204,000               N/A
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Discovery                      Jul-04                                      Oct-04         $165,000          $165,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Nov-04         $170,000          $165,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Frontier                       Mar-04                                      Jan-06         $145,000          $158,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Millennium                     Jul-04                                      Sep-04         $195,000          $130,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Sep-04                                      Oct-04         $195,000          $195,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         DEC-04                                      MAY-05         $200,000          $195,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Pathfinder                     SEP-04                                      OCT-04         $175,000          $157,300
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Expedition (9)                 Oct-99                                      Sep-05         $135,000               N/A
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Horizon                        Sep-04                                      Sep-05         $165,000          $200,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Cajun Express                            Sep-04                                      Nov-04         $155,000          $150,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04                                      Dec-04         $125,000          $155,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Dec-04                                      May-05         $140,000          $125,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Nautilus (4)                   Jun-00                                      Jun-05         $201,800               N/A
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco Energy                             May-03                                      Oct-04         $186,400          $181,400
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco Express (9)                        Jan-03                                      Oct-04         $125,000          $110,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Jan-05      90 day shipyard program / mobilization
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Apr-05                                      Apr-08         $165,000          $125,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Other Deepwater (15)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Deepwater Navigator                      SEP-04                                      MAR-05          $99,300           $94,300
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Discoverer 534                           Dec-03                                      Oct-04         $110,000          $110,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Discoverer Seven Seas                    Feb-04                                      Feb-07         $125,000          $125,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Marianas                      Aug-04                                      Nov-04          $90,000           $85,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 707 (9)                            Feb-04                                      Nov-05         $100,000          $100,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Jack Bates (9)                           Aug-04                                                                       $125,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Nov-04         $125,000          $125,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Dec-04                                      Oct-05          $89,000          $125,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Peregrine I (5)                          Apr-04                                        idle                            $70,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 709                                Jul-04                                      Oct-04         $150,000          $150,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04             28 day planned shipyard program
---------------------------------  -------------   -----------------------------------------   --------------    --------------
M.G. Hulme, Jr.(6)                       Aug-04                                      Oct-04          $85,000          $125,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Richardson                    Oct-03                                      Oct-05          $85,000           $45,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Jim Cunningham(11)                       Aug-04                                      Dec-04          $65,000           $67,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 710 (9)                            Oct-01                                      Oct-06         $109,500           $71,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Rather(10)                    Aug-04                                        idle                            $95,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Leader                        Jul-04        operations disrupted by labor strike
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Jul-04                                      Sep-05         $173,500          $107,500
---------------------------------  -------------   ----------------------------------------------------------    --------------
Sovereign Explorer                       Sep-04                                      Oct-04          $65,000           $85,000
---------------------------------  -------------   ----------------------------------------------------------    --------------
                                         Nov-04                                      Feb-05          $65,000           $65,000
---------------------------------  -------------   ----------------------------------------------------------    --------------
                                         Feb-05                                      Aug-05          $65,000           $65,000
---------------------------------  -------------   ----------------------------------------------------------    --------------
Other High Specification (4)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Henry Goodrich                           Feb-04                                      Feb-05         $106,600          $116,600
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Paul B. Loyd, Jr.                        Mar-04                                      Mar-05         $120,000          $107,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Mar-05                                      Mar-07         $144,000          $120,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Arctic                        Aug-04                                      Mar-06         $168,000          $200,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Polar Pioneer                            Jul-04        operations disrupted by labor strike
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Jan-04                                      Oct-04         $110,200          $106,400
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04             21-day planned shipyard program
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Jun-06         $170,000          $110,200
---------------------------------  -------------   -----------------------------------------   --------------    --------------

                              Transocean Inc. Fleet                       Page 2

[TRANSOCEAN LOGO]                                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated: September 24, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-------------------------
DYNAMICALLY POSITIONED *
-------------------------        FLOATER    YR. ENTERED(1)    WATER        DRILLING
RIG TYPE/NAME                      TYPE        SERVICE     DEPTH (FT.)      DEPTH          LOCATION             CLIENT
                                 -------    -------------- -----------   ------------  ----------------  -------------------
Other Floaters (25)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Peregrine III                      ship  *      1976        4,200          25,000           USGOM
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 700                          semi       1973/1997     3,600          25,000         E. Guinea           A. Hess
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Legend                  semi         1983        3,500          25,000          Brazil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Amirante                semi       1978/1997     3,500          25,000           USGOM
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
C. Kirk Rhein, Jr.                 semi       1976/1997     3,300          25,000           USGOM
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Driller(9)              semi         1991        3,000          25,000          Brazil            Petrobras
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Brazill           Petrobras
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Falcon 100                         semi       1974/1999     2,400          25,000           USGOM
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 703                          semi       1973/1995     2,000          25,000         Australia           Woodside
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Australia            Antrim
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Australia            Apache
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Australia             BHPB
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Australia             ENI
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 711                          semi         1982        1,800          25,000           UKNS               Shell
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS               SHELL
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean John Shaw               semi         1982        1,800          25,000           UKNS              Oilexco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 712                          semi         1983        1,600          25,000           UKNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 714                          semi       1983/1997     1,600          25,000           UKNS            British Gas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS            British Gas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS            British Gas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Actinia                            semi         1982        1,500          25,000          Enroute
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 600                          semi         1983        1,500          25,000          Russia                BP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 601                          semi         1983        1,500          25,000         Indonesia            Santos
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Indonesia            Santos
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Indonesia            Unocal
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedneth 701                        semi       1972/1993     1,500          25,000          Angola          ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Angola              Total
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 702                          semi       1973/1992     1,500          25,000         Australia
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Winner                  semi         1983        1,500          25,000            NNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Searcher                semi       1983/1988     1,500          25,000            NNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                             NNS              Statoil
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Prospect                semi       1983/1992     1,500          25,000           UKNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Wildcat                 semi       1977/1985     1,300          25,000           UKNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Explorer                semi         1976        1,250          25,000           UKNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
J.W. McLean                        semi       1974/1996     1,250          25,000           UKNS           ConocoPhillips
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 704                          semi       1974/1993     1,000          25,000           UKNS              Venture
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS              Venture
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS              Venture
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS              Venture
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            UKNS              VENTURE
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 706                          semi       1976/1994     1,000          25,000           UKNS
---------------------------------           -------------- -----------   ------------  ----------------  -------------------


-------------------------             CURRENT
DYNAMICALLY POSITIONED *              CONTRACT                                                    CURRENT           PREVIOUS
-------------------------            START/IDLE                  ESTIMATED (2)                    CONTRACT          CONTRACT
RIG TYPE/NAME                           DATE                      EXPIRATION                     DAYRATE(3)        DAYRATE(3)
                                   -------------   -----------------------------------------   --------------    --------------
Other Floaters (25)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Peregrine III                                                                          idle                                N/A
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 700                                Oct-03                                      Dec-04          $84,000           $84,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Legend                        May-04                                        idle                            $55,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Amirante                      Feb-02                                        idle                            $50,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
C. Kirk Rhein, Jr.                       Mar-02                                        idle                            $63,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Driller(9)                    Apr-04                                      Sep-04          $52,000           $55,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Sep-04                                      Jul-06          $53,000           $52,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Falcon 100                               Sep-03                                        idle                            $42,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 703                                Aug-04                                      Sep-04          $77,000           $72,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Sep-04                                      Oct-04          $77,000           $77,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Nov-04          $73,700           $77,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04                                      Dec-04          $75,000           $73,700
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Dec-04                                      Mar-05          $75,000           $75,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 711                                Apr-04                                      Dec-04          $45,100           $43,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         DEC-04                                      DEC-05          $50,000           $45,100
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean John Shaw                     Sep-04                                      Nov-04          $60,000           $45,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 712                                Nov-03                                        idle                            $47,700
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 714                                Jun-04                                      Sep-04          $55,000           $44,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Oct-04          $50,000           $55,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04                                      Jan-05          $45,000           $50,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Actinia                                                               mobilization to India                            $44,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 600                                Jul-04                                      Sep-04          $60,000           $52,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 601                                Jul-04                                      Oct-04          $56,000           $75,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Nov-04          $66,000           $56,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04                                      Dec-04          $66,000           $56,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedneth 701                              Nov-03                                      Oct-04          $63,000           $55,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04                                      Dec-04          $63,000           $63,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 702                                Apr-03                                        idle                            $80,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Winner                        Aug-02                                        idle                           $120,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Searcher                      Jul-04        operations disrupted by labor strike
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Aug-04                                      May-05         $120,000          $103,800
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Prospect                      Oct-02                                        idle                            $98,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Wildcat                       Oct-01                                        idle                            $85,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Explorer                      Jan-99                                        idle                           $145,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
J.W. McLean                              Aug-04                                      Nov-05          $51,000           $60,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 704                                Sep-04                                      Oct-04          $52,000           $55,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04                                      Nov-04          $47,000           $52,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Dec-04                                      Jan-05          $45,000           $47,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Jan-05                                      Mar-05          $63,500           $45,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         MAR-05                                      MAR-06          $91,000           $63,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 706                                Sep-03                                        idle                            $57,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------

                              Transocean Inc. Fleet                       Page 3

[TRANSOCEAN LOGO]                                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated: September 24, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-------------------------
DYNAMICALLY POSITIONED *
-------------------------        FLOATER    YR. ENTERED(1)    WATER        DRILLING
RIG TYPE/NAME                      TYPE        SERVICE     DEPTH (FT.)      DEPTH          LOCATION             CLIENT
                                 -------    -------------- -----------   ------------  ----------------  -------------------
Jackups (26)

---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Interocean III                                1978/1993      300           25,000           Egypt               GPC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Shelf Explorer                                  1982         300           20,000         E. Guinea
---------------------------------           -------------- -----------   ------------  ----------------  -------------------

---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Comet                                1980         250           20,000           Egypt              GUPCO
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Mercury                            1969/1998      250           20,000           Egypt              GUPCO
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Transocean Nordic                               1984         300           25,000           India             Reliance
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident II                                    1977/1985      300           25,000           India               ONGC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident IV(12)                                1980/1999      300           25,000           Egypt               IEOC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            Italy               ENI
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident VI                                      1981         220           21,000          Enroute
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            India             RELIANCE
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident VIII                                    1982         300           21,000          Cabinda         ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident IX                                      1982         400           20,000          Vietnam              JVPC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident XII                                   1982/1992      300           25,000           India               ONGC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident XIV                                   1982/1994      300           20,000          Cabinda         ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident 15                                      1982         300           25,000         Thailand             Unocal
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Thailand             UNOCAL
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident 16                                      1982         300           25,000          Vietnam           TruongSon
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Thailand         ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Cambodia         ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Thailand         ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident 17                                      1983         355           25,000          Vietnam            Petronas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Trident 20                                      2000         350           25,000          Caspian
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Caspian            Petronas
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Ron Tappmeyer                                   1978         300           25,000           India               ONGC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Randolph Yost                                   1979         300           25,000           India               ONGC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
D.R. Stewart(12)                                1980         300           25,000           Egypt               IEOC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                            Italy               ENI
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
G.H. Galloway                                   1984         300           25,000           Italy               ENI
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Harvey H. Ward                                  1981         300           25,000         Malaysia            Talisman
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Roger W. Mowell                                 1982         300           25,000         Malaysia            Talisman
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Malaysia            Talisman
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
J.T. Angel                                      1982         300           25,000           India
---------------------------------           -------------- -----------   ------------  ----------------  -------------------

---------------------------------           -------------- -----------   ------------  ----------------  -------------------
F.G. McClintock                                 1975         300           25,000           India               ONGC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
C.E. Thornton                                   1974         300           25,000           India               ONGC
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Jupiter                                       1981/1997      170           16,000            UAE
---------------------------------           -------------- -----------   ------------  ----------------  -------------------


-------------------------             CURRENT
DYNAMICALLY POSITIONED *              CONTRACT                                                    CURRENT           PREVIOUS
-------------------------            START/IDLE                  ESTIMATED (2)                    CONTRACT          CONTRACT
RIG TYPE/NAME                           DATE                      EXPIRATION                     DAYRATE(3)        DAYRATE(3)
                                   -------------   -----------------------------------------   --------------    --------------
Jackups (26)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Interocean III                           May-03                                      Oct-04          $38,000           $39,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Shelf Explorer                           Aug-04                                        idle                            $58,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04             planned mobilization to SE Asia
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Comet                         Oct-03                                      Oct-05          $32,000           $27,300
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Mercury                       DEC-03                                      FEB-05          $33,500           $30,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Transocean Nordic                        Feb-04                                      Jan-05          $57,800           $72,100
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident II                               May-03                                      May-06          $60,000           $34,900
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident IV(12)                           SEP-04                                      JAN-05          $78,600           $59,900
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Jan-05                                      Jul-05          $57,500           $78,600
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident VI                               Aug-04                                                                        $53,200
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         NOV-04                                      JAN-05          $55,000           $53,200
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident VIII                             Jul-04                                      Dec-04          $43,000           $37,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident IX                               Sep-04                                      Sep-05          $60,000           $56,300
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident XII                              Nov-03                                      Nov-06          $62,250           $57,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident XIV                              May-04                                      Apr-05          $60,000           $75,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident 15                               Feb-03                                      Feb-05          $53,500           $70,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         FEB-05                                      MAY-05          $59,800           $53,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident 16                               Jul-04                                      Oct-04          $57,500           $44,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Jan-05          $60,000           $53,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Jan-05                                      Mar-05          $67,700           $60,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Mar-05                                      Apr-05          $60,000           $67,700
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident 17                               May-04                                      Mar-06          $57,500           $62,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Trident 20                               Jul-04          Contract suspended pending repairs                            $90,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Dec-04                                      May-05          $90,000           $90,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Ron Tappmeyer                            Nov-03                                      Nov-06          $62,250           $50,100
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Randolph Yost                            Nov-03                                      Nov-06          $60,750           $64,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
D.R. Stewart(12)                         SEP-04                                      FEB-05          $76,000           $51,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Feb-05                                      Mar-05          $51,000           $76,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
G.H. Galloway                            Jul-04                                      Jul-05          $51,000           $48,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Harvey H. Ward                           Jul-04                                      Jul-05          $46,350           $45,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Roger W. Mowell                          Dec-02                                      Nov-04          $45,000           $54,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04                                      Nov-05          $46,350           $45,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
J.T. Angel                               Jul-04                                        idle                            $50,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Sep-04             planned mobilization to SE Asia
---------------------------------  -------------   -----------------------------------------   --------------    --------------
F.G. McClintock                          Oct-02                                      Oct-04          $50,000           $55,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
C.E. Thornton                            OCT-04                                      OCT-07          $45,000           $45,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Jupiter                                  Sep-98                                        idle
---------------------------------  -------------   -----------------------------------------   --------------    --------------

                              Transocean Inc. Fleet                       Page 4

[TRANSOCEAN LOGO]                                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated: September 24, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-------------------------
DYNAMICALLY POSITIONED *
-------------------------        FLOATER    YR. ENTERED(1)   WATER         DRILLING
RIG TYPE/NAME                      TYPE        SERVICE     DEPTH (FT.)      DEPTH          LOCATION             CLIENT
                                 -------    -------------- -----------   ------------  ----------------  -------------------
Self-ErectingTenders (4)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Searex 9                                        1981         400           20,000           Congo
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Searex 10                                     1983/1994      450           21,000          Nigeria              ENI
---------------------------------           -------------- -----------   ------------  ----------------  -------------------

---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                           Angola          ChevronTexaco
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Charley Graves                                  1975         500           20,000         Malaysia            Premier
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
                                                                                          Thailand             Unocal
---------------------------------           -------------- -----------   ------------  ----------------  -------------------

---------------------------------           -------------- -----------   ------------  ----------------  -------------------
W.D. Kent                                       1977         400           20,000         Malaysia
---------------------------------           -------------- -----------   ------------  ----------------  -------------------

Non-U.S. Drilling Barges (4)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Searex 4                                      1981/1989       21           25,000         Indonesia            Total
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Searex 6                                      1981/1991       25           25,000         Cameroon
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Searex 12                                     1982/1992       25           25,000          Nigeria             Shell
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Hibiscus                                      1979/1993       25           16,000         Indonesia            Total
---------------------------------           -------------- -----------   ------------  ----------------  -------------------

Platform Rigs (1)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Cliffs # 1                                     1988/98                     18,000           China
---------------------------------           -------------- -----------   ------------  ----------------  -------------------

Other (2)
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Joides Resolution (8)                 ship  *      1978        27,000         30,000         Worldwide             IODP
---------------------------------           -------------- -----------   ------------  ----------------  -------------------
Sedco 135D                                   1966/77/01      600                           Brazil               SLB
---------------------------------           -------------- -----------   ------------  ----------------  -------------------


-------------------------             CURRENT
DYNAMICALLY POSITIONED *              CONTRACT                                                    CURRENT           PREVIOUS
-------------------------            START/IDLE                  ESTIMATED (2)                    CONTRACT          CONTRACT
RIG TYPE/NAME                           DATE                      EXPIRATION                     DAYRATE(3)        DAYRATE(3)
                                   -------------   -----------------------------------------   --------------    --------------
Self-ErectingTenders (4)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Searex 9                                 Apr-04                                        idle                            $42,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Searex 10                                Nov-03                                      Oct-04          $44,000           $43,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Nov-04             40-day planned shipyard program
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Jan-05                                      Dec-05          $41,000           $44,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Charley Graves                           Aug-04                                      Oct-04          $40,000           $40,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Oct-04                                      Nov-06          $40,500           $40,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
                                         Mar-05             30-day planned shipyard program
---------------------------------  -------------   -----------------------------------------   --------------    --------------
W.D. Kent                                Jan-03                                        idle                            $35,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------

Non-U.S. Drilling Barges (4)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Searex 4                                 Sep-04                                      Sep-09          $39,200
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Searex 6                                 Jul-02                                        idle                            $27,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Searex 12                                Jun-04                                      Jun-05          $49,000           $49,000
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Hibiscus (7)                             Jan-04                                      Jan-07          $47,700           $44,300
---------------------------------  -------------   -----------------------------------------   --------------    --------------

Platform Rigs (1)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Cliffs # 1                                                                             idle
---------------------------------  -------------   -----------------------------------------   --------------    --------------

Other (2)
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Joides Resolution (8)                    May-04                                      May-05          $66,000           $88,750
---------------------------------  -------------   -----------------------------------------   --------------    --------------
Sedco 135D                               Jun-01                                      Jun-09          $28,500
---------------------------------  -------------   -----------------------------------------   --------------    --------------


Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.

(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

(7)  Owned by a joint venture in which the company has a 75% interest.

(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(11) As previously announced, the rig experienced a well control incident on August 20, 2004. An investigation of the incident has commenced, however the company is unable at this time to estimate the length of rig downtime or costs to repair the rig.

(12) Rig was assigned by ENI to IEOC in Egypt in early September and is expected to return to ENI in Italy following the completion of work in Egypt. Increase in dayrate reflects higher operating costs associated with work in Egypt.

                              Transocean Inc. Fleet                       Page 5